Provision for Silicosis Settlement	12 Months Ended
Jun. 30, 2020
Other provisions, contingent liabilities and contingent assets [Abstract]
Provision for Silicosis Settlement
PROVISION FOR ENVIRONMENTAL REHABILITATION

ACCOUNTING POLICY

Estimated long-term environmental obligations, comprising pollution control, rehabilitation and mine closure, are based on the group’s environmental management plans in compliance with current technological, environmental and regulatory requirements.

Based on disturbances to date, the net present value of expected rehabilitation cost estimates is recognised and provided for in full in the financial statements. The estimates are reviewed annually and are discounted using a pre-tax risk-free rate that is adjusted to reflect the current market assessments of the time value of money and the risks specific to the obligation.

Annual changes in the provision consist of finance costs relating to the change in the present value of the provision and inflationary increases in the provision estimate, as well as changes in estimates. The present value of environmental disturbances created are capitalised to mining assets against an increase in the rehabilitation provision. If a decrease in the liability exceeds the carrying amount of the asset, the excess is recognised immediately in the income statement. If the asset value is increased and there is an indication that the revised carrying value is not recoverable, impairment is performed in accordance with the accounting policy dealing with impairments of non-financial assets (refer to note 2.5). Rehabilitation projects undertaken included in the estimates are charged to the provision as incurred. The cost of ongoing current programmes to prevent and control pollution is charged against income as incurred. Over time, the liability is increased to reflect an interest element, and the capitalised cost is depreciated over the life of the related asset.

25	PROVISION FOR ENVIRONMENTAL REHABILITATION continued

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

Significant judgement is applied in estimating the ultimate rehabilitation cost that will be required in future to rehabilitate the group’s mines, related surface infrastructure and tailings dams. Ultimate cost may significantly differ from current estimates. The following rates were used in the calculation of the provision:

	2020	2019	2018
	%	%	%

South African operations
Inflation rate
- short term (Year 1 and Year 2)	4.50	5.25	5.50
- long term (Year 3 onwards)	5.00	5.25	5.50
Discount rates
- 12 months	3.90	6.50	6.70
- one to five years	5.55	6.85	7.00
- six to nine years	8.20	8.50	8.20
- ten years or more	10.95	9.60	8.60

PNG operations:
Inflation rate	6.28	5.00	6.00
Discount rate	5.50	6.25	6.25

The group’s mining and exploration activities are subject to extensive environmental laws and regulations. The group has made, and expects to make in the future, expenditures to comply with such laws and regulations, but cannot predict the full amount of such future expenditures. Estimated future reclamation costs are based principally on legal and regulatory requirements.

The following is a reconciliation of the total provision for environmental rehabilitation:

	SA Rand
Figures in million	2020	2019

Balance at beginning of year	3 054	3 309
Change in estimate - Balance sheet[1]	(48)	(439)
Change in estimate - Income statement	47	33
Utilisation of provision	(47)	(86)
Time value of money and inflation component of rehabilitation costs	194	208
Transfer	—	37
Translation	208	(8)

Balance at end of year	3 408	3 054
1 In 2019 the biggest contributor was Moab Khotsong where a decrease of R240 million was recognised while movement in 2020 is minimal.

The environmental provision for PNG amounts to R1 267 million (2019: R994 million) and is unfunded due to regulations in the operating country.

25	PROVISION FOR ENVIRONMENTAL REHABILITATION continued

While the ultimate amount of rehabilitation costs to be incurred in the future is uncertain, the group has estimated that, based on current environmental and regulatory requirements, the total undiscounted cost for the operations, in the current monetary terms, is as follows:

	SA Rand
Figures in million	2020	2019

Future net undiscounted obligation

Ultimate estimated rehabilitation cost	4 600	4 139
Amounts invested in environmental trust funds (refer to note 16)	(3 513)	(3 273)

Total future net undiscounted obligation	1 087	866

The group's mines are required to comply with the National Environmental Act's (NEMA) financial provision requirements, and are required to substantively review and align their financial provision in accordance with these regulations during the relevant transitional period, which was to expire in February 2020, but has now been extended to 19 June 2021.

The group intends to finance the ultimate rehabilitation costs from the money invested in environmental trust funds as well as the proceeds on sale of assets and gold from plant clean-up at the time of mine closure. The group has guarantees in place, some cash-backed, relating to some of the environmental liabilities. Refer to notes 15 and 36.
PROVISION FOR SILICOSIS SETTLEMENT

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

Significant judgement is applied in estimating the cost that will be required in future to settle any claims against certain of the group’s mines. The ultimate cost may differ from current estimates.

The provision amount was based on estimates of number of potential claimants, levels of disease progression and take-up rates. These estimates were informed by historic information, published academic research and professional opinion. The key assumptions that were made in the determination of the provision amount include:
• Silicosis prevalence rates;
• Estimated settlement per claimant;
• Benefit take-up rates;
• Disease progression rates; and
• Timing of cash flows.

A discount rate of 7.6% (2019: 8.5%) (2018: 8.5% ) was used, based on South African government bonds with similar terms to the obligation.

There is uncertainty with regards to the rate at which potential claims would be reported as well as the benefit take-up rates. Refer to sensitivity analysis on the key assumptions below.

Consolidated class action

Harmony and certain of its subsidiaries (Harmony group), together with other mining companies, were named in a class action suit for silicosis and tuberculosis which was certified by the Johannesburg High Court in May 2016. On 26 July 2019, the Johannesburg High Court approved the R5.2 billion settlement of the silicosis and tuberculosis class action suit between the Occupational Lung Disease Gold Working Group (the Working Group) – representing Gold Fields, African Rainbow Minerals, Anglo American SA, AngloGold Ashanti, Harmony and Sibanye Stillwater – and lawyers representing affected mineworkers (settlement agreement). The mandatory three-month period, during which potential beneficiaries could opt out of the settlement agreement and the audit thereof was completed in December 2019. The Tshiamiso Trust will oversee the tracking and tracing of class members, process all submitted claims, including the undertaking of benefit medical examinations, and pay benefits to eligible claimants. A jointly controlled Special Purpose Vehicle has been set-up to act as an agent for the Working Group in relation to certain matters set out in the settlement agreement and trust deed.

The Working Group has paid the legal costs of the claimants’ attorneys and other initial amounts as set out in the settlement agreement. On 31 January 2020, the Working Group commenced the payment of their quarterly administration and benefit contributions to the Tshiamiso Trust to enable the trustees to settle benefits of eligible claimants.

Harmony has provided for the estimated cost of the settlement based on actuarial assessments. A portion of the provision has been transferred to current liabilities.The nominal amount for Harmony group is R1.14 billion.

26	PROVISION FOR SILICOSIS SETTLEMENT continued

The following is a reconciliation of the total provision for the silicosis settlement:

	SA Rand
Figures in million	2020	2019

Balance at beginning of year	942	925
Change in estimate	36	(62)
Time value of money and inflation component	69	79
Payments to Tshiamso Trust and claimant attorneys	(155)	—

Balance at end of year	892	942

Current portion of silicosis settlement provision	175	—
Non-current portion of silicosis settlement provision	717	942

Sensitivity analysis

The impact of a reasonable change in certain key assumptions would increase or decrease the provision amount by the following amounts:

	SA Rand
Figures in million	2020	2019

Effect of an increase in the assumption:

Change in benefit take-up rate[1]	72	66
Change in silicosis prevalence[2]	72	66
Change in disease progression rates[3]	36	33

Effect of a decrease in the assumption:

Change in benefit take-up rate[1]	(72)	(66)
Change in silicosis prevalence[2]	(72)	(66)
Change in disease progression rates[3]	(36)	(33)

[1]	Change in benefit take-up rate: the take-up rate does not affect the legal cost allocation, but a 10% change results in a proportionate change in the other values.

[2]
Change in the silicosis prevalence: the assumptions that will result in a change in the estimated number of cases are either a 10% change in the assumed labour number or a 10% change in the disease risk.

[3]	Change in disease progression rates: a 10% shorter/longer disease progression period was used. This assumption is not applicable to the dependant or TB classes.

The above sensitivity analysis is based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes in some of the assumptions may be correlated. A change in the settlement claim amount would result in a change in the provision amount on a Rand for Rand basis.

The ultimate outcome of this matter remains uncertain, with the number of eligible potential claimants successfully submitting claims and receiving compensation being uncertain. The provision recorded in the financial statements is consequently subject to adjustment or reversal in the future.